SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2017 (September 7, 2017)

PARETEUM CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	001-35360	95-4557538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas

37th Floor

New York, NY 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 984-1096

100 Park Avenue

New York, NY 10017

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 30, 2017, Pareteum Corporation (the “Company”) entered into an agreement (the “Agreement”) with Saffelberg Investments NV (the “Holder”) pursuant to which the Company and the Holder amended the terms of, redeemed or effected conversion, as the case may be, of certain convertible promissory notes (the “Note(s)”) and warrants (the “Warrant(s)”) previously issued by the Company to the Holder. Pursuant to the Agreement, the Company had agreed to immediately repay in cash a Note in the principal amount of $350,000, plus interest of $59,304.20.

On September 7, 2017, having not yet made full payment, the Company and Holder agreed to a repayment plan for the payment of the Note in the principal amount of $350,000. The Company shall pay an initial payment of $75,000 and then shall make all monthly payments starting October 2017 (payable latest by the 15th day of each month) of $20,000 per month until the full $350,000 plus all accrued and un-accrued interest is repaid, to Holder.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on September 12, 2017 at 10:00 a.m. EDT. At the Annual Meeting, a total of 8,482,010 shares, or 58.5%, of the Company’s capital stock issued and outstanding as of the record date for the Annual Meeting were represented in person or by proxy. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

1) To elect four directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Nominee	Votes For	Withhold	Broker Non- Votes
Robert H. Turner	4,688,280	453,899	3,339,831
Yves van Sante	4,841,858	300,321	3,339,831
Luis Jimenez-Tuñon	4,870,824	271,355	3,339,831
Laura Thomas	4,601,682	540,497	3,339,831

The four nominees for director were elected.

2) To ratify the 2017 Pareteum Corp. Long-Term Incentive Compensation Plan, including the reservation of 6,500,000 shares of common stock thereunder.

Votes For	Votes Against	Abstain	Broker Non-Votes
4,055,350	1,054,164	32,665	3,339,831

The 2017 Pareteum Corp. Long-Term Incentive Compensation Plan was ratified.

3) To ratify the appointment of SquarMilner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstain
6,941,016	907,546	627,448

The appointment of SquarMilner LLP was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2017	PARETEUM CORPORATION

	By:	/s/ Alexander Korff
Name: Alexander Korff
Title: General Counsel & Secretary